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                                                                   Exhibit 4.1

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       NUMBER                                                       SHARES
      NT080668
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            COMMON STOCK                         COMMON STOCK

         SEE REVERSE SIDE         [TENNECO LOGO]
         FOR RIGHTS LEGEND
                                             CUSIP 88037E 10 1
THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
        NEW YORK, NEW YORK

          PAR VALUE $.01                                PAR VALUE $.01


      INCORPORATED UNDER THE LAWS            OF THE STATE OF DELAWARE



                                 TENNECO INC.



        -------------------------------------------------------------
        This Certifies that


                                   SPECIMEN



        is the owner of
        -------------------------------------------------------------
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK


        of Tenneco Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

             Witness the signatures of the duly authorized officers.


             /s/ Dana G. Mead          DATED:

             CHAIRMAN OF THE BOARD     COUNTERSIGNED AND REGISTERED:
                                         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                      (NEW YORK, NY)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


             /s/ Karl A. Stewart       BY   /s/ Joseph F. Spadaford

                  SECRETARY                                 AUTHORIZED SIGNATURE












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                                 TENNECO INC.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      - as tenants in common            UNIF GIFT MIN ACT - ......... Custodian .........
                                                                     (Cust)             (Minor)
TEN ENT      - as tenants by the entireties                         under Uniform Gifts to Minors

JT TEN       - as joint tenants with right of
               survivorship and not as tenants                      Act.........................
               in common                                                       (State)
             Additional abbreviations may also be used though not in the above list.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        For value received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

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---------------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated ______________________________




                               -----------------------------------------------------

  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                              This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Qualified Offer Plan Rights Agreement between Tenneco Inc. (the "Company") and First Chicago Trust Company of New York, as Rights Agent, dated as of September 9, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.